
VONS


SAFEWAY

1st QUARTER 2016

SUPPLEMENTAL INFORMATION

ROIC

RETAIL OPPORTUNITY INVESTMENTS CORPORATION


Ralphs

RETAIL OPPORTUNITY INVESTMENTS CORPORATION
8905 TOWNE CENTRE DRIVE SUITE 108
SAN DIEGO, CALIFORNIA 92122

www.roireit.net

Our Company

Retail Opportunity Investments Corp. (Nasdaq: ROIC), is a fully integrated, self-managed real estate investment trust (REIT) that specializes in the acquisition, ownership and management of grocery-anchored shopping centers located in densely-populated, metropolitan markets across the West Coast. As of March 31, 2016, ROIC owned 75 shopping centers encompassing approximately 8.8 million square feet. ROIC is the largest publicly-traded, grocery-anchored shopping center REIT focused exclusively on the West Coast. ROIC is a member of the S&P SmallCap 600 Index and has investment-grade corporate debt ratings from Moody's Investor Services and Standard & Poor's. Additional information is available at www.roireit.net.

Supplemental Information

The enclosed information should be read in conjunction with ROIC's filings with the Securities and Exchange Commission, including but not limited to, its Form 10-Qs filed quarterly and Form 10-Ks filed annually. Additionally, the enclosed information does not purport to disclose all items under generally accepted accounting principles ("GAAP").

Non-GAAP Disclosures

Funds from operations ("FFO"), is a widely-recognized non-GAAP financial measure for REITs that the Company believes when considered with financial statements presented in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs, most of which present FFO along with net income as calculated in accordance with GAAP. The Company computes FFO in accordance with the "White Paper" on FFO published by the National Association of Real Estate Investment Trusts ("NAREIT"), which defines FFO as net income attributable to common stockholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring, sales of depreciable property and impairments, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures.

The Company uses cash net operating income ("NOI") internally to evaluate and compare the operating performance of the Company's properties. The Company believes cash NOI provides useful information to investors regarding the Company's financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level, and when compared across periods, can be used to determine trends in earnings of the Company's properties as this measure is not affected by the non-cash revenue and expense recognition items, the cost of the Company's funding, the impact of depreciation and amortization expenses, gains or losses from the acquisition and sale of operating real estate assets, general and administrative expenses or other gains and losses that relate to the Company's ownership of properties. The Company believes the exclusion of these items from operating income is useful because the resulting measure captures the actual revenue generated and actual expenses incurred in operating the Company's properties as well as trends in occupancy rates, rental rates and operating costs. Cash NOI is a measure of the operating performance of the Company's properties but does not measure the Company's performance as a whole and is therefore not a substitute for net income or operating income as computed in accordance with GAAP. The Company defines cash NOI as operating revenues (base rent and recoveries from tenants), less property and related expenses (property operating expenses and property taxes), adjusted for non-cash revenue and operating expense items such as straight-line rent and amortization of lease intangibles, debt-related expenses and other adjustments. Cash NOI also excludes general and administrative expenses, depreciation and amortization, acquisition transaction costs, other expense, interest expense, gains and losses from property acquisitions and dispositions, extraordinary items, tenant improvements and leasing commissions. Other REITs may use different methodologies for calculating cash NOI, and accordingly, the Company's cash NOI may not be comparable to other REITs.

Table of Contents

Financial Data

Portfolio Data

Balance Sheets

(unaudited, dollars in thousands, except par values and share amounts)

	03/31/16	12/31/15
ASSETS:		
Real Estate Investments:		
Land	$ 686,644	$ 669,307
Building and improvements	1,685,135	1,627,310
Less: accumulated depreciation	(147,411)	(134,311)
Real Estate Investments, net	2,224,368	2,162,306
Cash and cash equivalents	14,987	8,844
Restricted cash	290	227
Tenant and other receivables, net	30,310	28,652
Deposits	-	500
Acquired lease intangible assets, net of accumulated amortization	75,052	66,942
Prepaid expenses	2,022	1,953
Deferred charges, net of accumulated amortization	32,370	30,129
Other	1,871	1,895
TOTAL ASSETS	$ 2,381,270	$ 2,301,448
LIABILITIES:		
Term loan	$ 298,899	$ 298,802
Credit facility	166,310	132,028
Senior Notes Due 2024	244,962	244,833
Senior Notes Due 2023	244,581	244,426
Mortgage notes payable	79,443	62,156
Acquired lease intangible liabilities, net of accumulated amortization	136,174	124,861
Accounts payable and accrued expenses	24,123	13,205
Tenants' security deposits	5,218	5,085
Other liabilities	13,707	11,036
TOTAL LIABILITIES	1,213,417	1,136,432
Non-controlling interests - redeemable OP Units	-	33,674
EQUITY:		
Common stock, $.0001 par value 500,000,000 shares authorized	10	10
Additional paid-in-capital	1,179,074	1,166,395
Accumulated deficit	(132,999)	(122,991)
Accumulated other comprehensive loss	(6,447)	(6,743)
Total Retail Opportunity Investments Corp. stockholders' equity	1,039,638	1,036,671
Non-controlling interests	128,215	94,671
TOTAL EQUITY	1,167,853	1,131,342
TOTAL LIABILITIES AND EQUITY	$ 2,381,270	$ 2,301,448

The Company's Form 10-Q for the quarter ended March 31, 2016, and Form 10-K for the year ended December 31, 2015 should be read in conjunction with the above information.

Income Statements

(unaudited, dollars in thousands, except per share amounts)

	Three Months Ended 03/31/16	Three Months Ended 03/31/15
REVENUES:		
Base rents	$ 43,848	$ 35,202
Recoveries from tenants	11,860	9,689
Other income	386	231
TOTAL REVENUES	56,094	45,122
OPERATING EXPENSES:		
Property operating	$ 7,498	$ 6,925
Property taxes	5,655	4,732
Depreciation and amortization	20,933	17,634
General and administrative expenses	3,319	2,641
Acquisition transaction costs	136	171
Other expense	154	149
TOTAL OPERATING EXPENSES	37,695	32,252
OPERATING INCOME	18,399	12,870
NON-OPERATING INCOME (EXPENSES):		
Interest expense and other finance expenses	(9,474)	(8,494)
TOTAL NON-OPERATING INCOME (EXPENSES)	(9,474)	(8,494)
NET INCOME	$ 8,925	$ 4,376
NET INCOME ATTRIBUTABLE TO NON-CONTROLLING INTERESTS	(898)	(176)
NET INCOME ATTRIBUTABLE TO RETAIL OPPORTUNITY INVESTMENTS CORP.	$ 8,027	$ 4,200
NET INCOME PER COMMON SHARE - BASIC	$ 0.08	$ 0.04
NET INCOME PER COMMON SHARE - DILUTED	$ 0.08	$ 0.04
Weighted average common shares outstanding - basic	99,411	93,089
Weighted average common shares outstanding - diluted	110,711	97,218

The Company's Form 10-Q for the quarters ended March 31, 2016 and March 31, 2015 should be read in conjunction with the above information.

Funds From Operations

(unaudited, dollars in thousands, except per share amounts)

	Three Months Ended	
	03/31/16	03/31/15
Funds from Operations (FFO) [1] ***:***		
Net income attributable to ROIC common stockholders	$ 8,027	$ 4,200
Plus:		
Depreciation and amortization expense	20,933	17,634
FUNDS FROM OPERATIONS - BASIC	$ 28,960	$ 21,834
Net income attributable to non-controlling interests	898	176
FUNDS FROM OPERATIONS - DILUTED	$ 29,858	$ 22,010
FUNDS FROM OPERATIONS PER SHARE - BASIC	$ 0.29	$ 0.23
FUNDS FROM OPERATIONS PER SHARE - DILUTED	$ 0.27	$ 0.23
Weighted average common shares outstanding - basic	99,411	93,089
Weighted average common shares outstanding - diluted	110,711	97,218
Common dividends per share	$ 0.18	$ 0.17
FFO Payout Ratio	66.7%	73.9%

(1) - Funds from operations ("FFO"), is a widely-recognized non GAAP financial measure for REITs that ROIC believes, when considered with financial statements determined in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs. ROIC computes FFO in accordance with the "White Paper" on FFO published by the National Association of Real Estate Investment Trusts ("NAREIT"), which defines FFO as net income attributable to common shareholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring and sales of property, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

ROIC

Summary of Debt Outstanding

(unaudited, dollars in thousands)

		Outstanding Balance	Interest Rate	GAAP Interest Rate	Maturity Date	Percent of Total Indebtedness
Fixed Rate Debt						
Mortgage Debt:						
Gateway Village III (1)	$	7,138	6.1%	4.8%	07/01/16	0.7%
Bernardo Heights Plaza		8,358	5.7%	3.3%	07/11/17	0.8%
Santa Teresa Village		10,557	6.2%	3.3%	02/01/18	1.0%
Magnolia Shopping Center		9,266	5.5%	3.9%	10/01/18	0.9%
Casitas Plaza Shopping Center		7,550	5.3%	4.2%	06/01/22	0.7%
Diamond Hills Plaza		35,500	3.6%	3.6%	10/01/25	3.3%
Net unamortized premiums on mortgages		1,572				
Net unamortized deferred financing charges		(498)				
Total Mortgage Debt	$	79,443	4.9%	3.8%	5.6 Years (WA)	7.4%
Unsecured Senior Notes:						
Senior Notes Due 2023	$	250,000	5.0%	5.2%	12/15/23	23.9%
Net unamortized discount on notes		(3,393)				
Net unamortized deferred financing charges		(2,026)				
Senior Notes Due 2023, net		244,581				
Senior Notes Due 2024		250,000	4.0%	4.2%	12/15/24	23.9%
Net unamortized discount on notes		(3,117)				
Net unamortized deferred financing charges		(1,921)				
Senior Notes Due 2024, net		244,962				
Total Unsecured Senior Notes	$	489,543	4.4%	4.7%	8.2 Years (WA)	47.8%
Interest rate swaps		100,000	2.0%	2.0%	1/31/2019	9.5%
Total Fixed Rate Debt	**$**	**668,986**	**4.1%**	**4.2%**	**7.1 Years (WA)**	**64.7%**
Variable Rate Debt						
Credit Facility	$	169,500	1.4%	1.4%	01/31/19 (2)	16.2%
Net unamortized deferred financing charges		(3,190)				
Credit Facility, net		166,310				
Term Loan		300,000	1.5%	1.5%	01/31/19 (2)	28.6%
Net unamortized deferred financing charges		(1,101)				
Term Loan, net		298,899				
Interest rate swaps		(100,000)				(9.5%)
Total Variable Rate Debt	**$**	**365,209**	**1.5%**	**1.5%**	**2.8 Years (WA)**	**35.3%**
TOTAL DEBT	**$**	**1,034,195**	**3.2%**	**3.2%**	**5.6 Years (WA)**	**100.0%**

(1) On April 1, 2016, ROIC paid off the mortgage note encumbering the Gateway Village III shopping center.
(2) Does not include extension options available to ROIC.

ROIC

Summary of Debt Outstanding, continued

(unaudited, dollars in thousands)

Summary of Principal Maturities

Year	Principal Amortization	Principal due at Maturity	Credit Facility	Term Loan	Senior Unsecured Notes	Total	Percentage of Debt Maturing
2016 (1)	$ 576	$ 7,112	$ -	$ -	$ -	$ 7,688	0.7%
2017	687	8,099	-	-	-	8,786	0.8%
2018	337	18,900	-	-	-	19,237	1.8%
2019	157	-	169,500 (2)	300,000 (2)	-	469,657	44.8%
2020	166	-	-	-	-	166	0.1%
2021	282	-	-	-	-	282	0.1%
2022	737	6,585	-	-	-	7,322	0.7%
2023	686	-	-	-	250,000	250,686	23.9%
2024	708	-	-	-	250,000	250,708	23.9%
2025	550	32,787	-	-	-	33,337	3.2%
	$ 4,886	$ 73,483	$ 169,500	$ 300,000	$ 500,000	$ 1,047,869	100.0%
					Net unamortized premiums on mortgages	1,572	
					Net unamortized discount on notes	(6,510)	
					Net unamortized deferred financing charges	(8,736)	
						$ 1,034,195	

Summary of Unencumbered/Encumbered Properties

	Number of Properties	GLA	Percentage of GLA
Unencumbered properties	69	8,282,342	93.8%
Encumbered properties	6	544,430	6.2%
	75	8,826,772	100.0%

(1) On April 1, 2016, ROIC paid off the mortgage note encumbering the Gateway Village III shopping center scheduled to expire July 2016.
(2) Does not include extension options available to ROIC.

ROIC

Selected Financial Analysis

(unaudited, dollars in thousands, except per share amounts)

	03/31/16 (1)	12/31/15	09/30/15	06/30/15	03/31/15
Debt coverage ratios, three months ending:					
Interest coverage ratio (EBITDA/interest expense)	4.2x	4.0x	3.8x	3.7x	3.6x
Debt service coverage (EBITDA/(interest expense + scheduled principal payments))	4.1x	3.9x	3.7x	3.6x	3.5x
Net principal debt (Total principal debt less cash & equivalents)/Annualized EBITDA	6.5x	6.9x	6.6x	6.8x	6.6x
Debt/equity ratios, at period end:					
Total principal debt/total market capitalization	31.8%	33.2%	33.9%	36.0%	31.6%
Total principal debt/total equity market capitalization	46.6%	49.7%	51.3%	56.2%	46.3%
Total principal debt/total book assets	44.0%	42.9%	42.3%	43.7%	42.3%
Total principal debt/undepreciated book value	41.4%	40.6%	39.9%	41.4%	40.3%
Secured principal debt/undepreciated book value	3.1%	2.6%	2.9%	3.7%	4.5%
Market capitalization calculations, at period end:					
Common shares outstanding	99,526	99,148	99,123	93,601	93,451
Operating partnership units (OP units) outstanding	12,274	12,196	3,771	3,771	3,921
Common stock price per share	$ 20.12	$ 17.90	$ 16.54	$ 15.62	$ 18.30
Total equity market capitalization	$ 2,249,419	$ 1,993,043	$ 1,701,866	$ 1,520,959	$ 1,781,918
Total principal debt end of period	1,047,869	991,432	872,264	855,090	824,506
TOTAL MARKET CAPITALIZATION	$ 3,297,288	$ 2,984,475	$ 2,574,130	$ 2,376,049	$ 2,606,424
Unsecured Senior Notes Financial Covenants: (2)					
Total debt to total assets not to exceed 60%	43.3%	42.9%	42.6%	44.2%	43.1%
Total secured debt to total assets not to exceed 40%	3.3%	2.7%	3.1%	3.9%	4.9%
Total unencumbered assets to total unsecured debt not to be less than 150%	232.9%	237.6%	240.5%	223.1%	231.6%
Consolidated income available for debt service to interest expense not to be less than 1.5:1	3.9x	3.8x	3.8x	3.8x	3.8x

(1) Commencing Q1 2016, calculations are measured using actual principal debt outstanding without adjustment for debt issuance costs, premiums or discounts. All prior periods are as historically reported.
(2) Calculated in accordance with GAAP pursuant to underlying bond indentures.

ROIC

2016 Property Acquisitions

(dollars in thousands)

Shopping Centers	Location	Date Acquired		Purchase Amount	GLA
1Q 2016					
Magnolia Shopping Center	Santa Barbara, CA	03/10/16	$	39,154	116,360
Casitas Plaza Shopping Center	Carpinteria, CA	03/10/16		24,866	97,407
Total 1Q 2016			$	64,020	213,767

Property Portfolio

(dollars in thousands)

Southern California		City	State	Date Acquired	Owned GLA	% Leased	ABR[1]	Major Tenants
Los Angeles metro area								
Paramount Plaza	*	Paramount	CA	12/22/09	95,062	100.0%	$ 1,762	Grocery Outlet Supermarket, 99¢ Only Stores, Rite Aid Pharmacy
Claremont Promenade	*	Claremont	CA	09/23/10	92,297	97.4%	2,141	Super King Supermarket
Gateway Village	*	Chino Hills	CA	12/17/10	96,959	93.1%	2,726	Sprouts Market
Seabridge Marketplace	*	Oxnard	CA	05/31/12	93,630	100.0%	1,593	Safeway (Vons) Supermarket
Glendora Shopping Center	*	Glendora	CA	08/01/12	106,535	96.0%	1,163	Albertson's Supermarket
Redondo Beach Plaza	*	Redondo Beach	CA	12/28/12	110,509	100.0%	2,100	Safeway (Vons) Supermarket, Petco
Diamond Bar Town Center	*	Diamond Bar	CA	02/01/13	100,342	100.0%	2,187	Walmart Neighborhood Market, Crunch Fitness
Diamond Hills Plaza	*	Diamond Bar	CA	04/22/13	139,505	100.0%	3,446	H-Mart Supermarket, Rite Aid Pharmacy
Plaza de la Cañada	*	La Cañada Flintridge	CA	12/13/13	100,408	100.0%	2,425	Gelson's Supermarket, TJ Maxx, Rite Aid Pharmacy
Fallbrook Shopping Center	*	Los Angeles	CA	06/13/14	766,471	98.4%	11,727	Sprouts Market, Trader Joe's, Kroger (Ralph's) Supermarket[2], TJ Maxx
Moorpark Town Center	*	Moorpark	CA	12/03/14	133,547	98.4%	1,962	Kroger (Ralph's) Supermarket, CVS Pharmacy
Ontario Plaza		Ontario	CA	01/06/15	149,651	99.1%	1,986	El Super Supermarket, Rite Aid Pharmacy
Park Oaks Shopping Center		Thousand Oaks	CA	01/06/15	110,092	100.0%	2,714	Safeway (Vons) Supermarket, Dollar Tree
Warner Plaza		Woodland Hills	CA	12/31/15	112,261	86.1%	3,927	Sprouts Market
Magnolia Shopping Center		Santa Barbara	CA	03/10/16	116,360	97.7%	2,140	Kroger (Ralph's) Supermarket
Casitas Plaza Shopping Center		Carpinteria	CA	03/10/16	97,407	100.0%	1,527	Albertson's Supermarket, CVS Pharmacy
Los Angeles metro area total					**2,421,036**	**98.0%**	**$ 45,526**	
Orange County metro area								
Santa Ana Downtown Plaza	*	Santa Ana	CA	01/26/10	100,305	100.0%	$ 1,982	Kroger (Food 4 Less) Supermarket, Marshall's
Sycamore Creek	*	Corona	CA	09/30/10	74,198	98.2%	1,646	Safeway (Vons) Supermarket, CVS Pharmacy[2]
Desert Springs Marketplace	*	Palm Desert	CA	02/17/11	105,111	100.0%	2,461	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Cypress Center West	*	Cypress	CA	12/04/12	107,246	99.0%	1,914	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Harbor Place Center	*	Garden Grove	CA	12/28/12	119,821	100.0%	1,597	AA Supermarket, Ross Dress For Less
Five Points Plaza	*	Huntington Beach	CA	09/27/13	160,536	99.1%	3,868	Trader Joe's, Pier 1
Peninsula Marketplace	*	Huntington Beach	CA	10/15/13	95,416	98.8%	2,458	Kroger (Ralph's) Supermarket, Planet Fitness
Mission Foothill Marketplace	*	Mission Viejo	CA	12/04/14	110,678	94.5%	1,749	CVS Pharmacy
Orange Country metro area total					**873,311**	**98.7%**	**$ 17,675**	
San Diego metro area								
Marketplace Del Rio	*	Oceanside	CA	01/03/11	177,142	92.3%	$ 3,222	Stater Brothers Supermarket, Walgreens
Renaissance Towne Centre	*	San Diego	CA	08/03/11	53,074	98.2%	2,302	CVS Pharmacy
Euclid Plaza	*	San Diego	CA	03/29/12	77,044	100.0%	1,450	Vallarta Supermarket, Walgreens
Bay Plaza	*	San Diego	CA	10/05/12	73,324	100.0%	1,826	Seafood City Supermarket
Bernardo Heights Plaza	*	Rancho Bernardo	CA	02/06/13	37,729	100.0%	915	Sprouts Market
Hawthorne Crossings	*	San Diego	CA	06/27/13	141,288	100.0%	3,239	Mitsuwa Supermarket, Ross Dress For Less, Staples
Creekside Plaza	*	Poway	CA	02/28/14	128,852	100.0%	2,685	Stater Brothers Supermarket, DigiPlex Theatre
San Diego metro area total					**688,453**	**97.9%**	**$ 15,639**	
Southern California Totals					**3,982,800**	**98.2%**	**$ 78,840**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.
(2) These retailers own their own space and are not tenants of ROIC.
*Denotes properties in same center pool for 1Q 2016.

Property Portfolio, continued

(dollars in thousands)

Northern California		City	State	Date Acquired	Owned GLA	% Leased	ABR [1]	Major Tenants
San Francisco metro area								
Pleasant Hill Marketplace	*	Pleasant Hill	CA	04/08/10	69,715	100.0%	$ 1,427	Buy Buy Baby, Total Wine and More, Basset Furniture
Pinole Vista Shopping Center	*	Pinole	CA	01/06/11	223,502	91.3%	2,491	SaveMart (Lucky) Supermarket, Kmart
Country Club Gate Center	*	Pacific Grove	CA	07/08/11	109,331	91.8%	1,924	SaveMart (Lucky) Supermarket, Rite Aid Pharmacy
Marlin Cove Shopping Center	*	Foster City	CA	05/04/12	73,186	99.2%	1,931	99 Ranch Market
The Village at Novato	*	Novato	CA	07/24/12	20,081	100.0%	552	Trader Joe's
Santa Teresa Village	*	San Jose	CA	11/08/12	125,162	91.2%	2,282	Raleys (Nob Hill) Supermarket, Dollar Tree
Granada Shopping Center	*	Livermore	CA	06/27/13	69,325	100.0%	1,194	SaveMart (Lucky) Supermarket
Country Club Village	*	San Ramon	CA	11/26/13	111,093	100.0%	2,055	Walmart Neighborhood Market, CVS Pharmacy
North Park Plaza	*	San Jose	CA	04/30/14	76,697	100.0%	2,207	H-Mart Supermarket
Winston Manor		South San Francisco	CA	01/07/15	49,852	100.0%	1,270	Grocery Outlet Supermarket
Jackson Square		Hayward	CA	07/01/15	114,220	100.0%	2,112	Safeway Supermarket, CVS Pharmacy, 24 Hour Fitness
Gateway Centre		San Ramon	CA	09/01/15	110,440	95.2%	2,337	SaveMart (Lucky) Supermarket, Walgreens
Iron Horse Plaza		Danville	CA	12/04/15	61,860	100.0%	2,198	Lunardi's Market
San Francisco metro area total					**1,214,464**	**96.3%**	**$ 23,980**	
Sacramento metro area								
Norwood Shopping Center	*	Sacramento	CA	04/06/10	88,851	87.9%	$ 1,116	Viva Supermarket, Rite Aid Pharmacy, Citi Trends
Mills Shopping Center	*	Rancho Cordova	CA	02/17/11	239,081	87.0%	2,459	Viva Supermarket, Ross Dress For Less (dd's Discounts), Dollar Tree, Planet Fitness
Morada Ranch	*	Stockton	CA	05/16/11	101,842	99.4%	2,249	Raleys Supermarket
Round Hill Square Shopping Center	*	Zephyr Cove	NV	09/21/11	115,984	99.2%	1,916	Safeway Supermarket, Dollar Tree, US Postal Service
Green Valley Station	*	Cameron Park	CA	06/15/12	52,245	87.8%	854	CVS Pharmacy
Sacramento metro area total					**598,003**	**91.7%**	**$ 8,594**	
Northern California Totals					**1,812,467**	**94.7%**	**$ 32,574**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.

(2) These retailers own their own space and are not tenants of ROIC.

*Denotes properties in same center pool for 1Q 2016.

ROIC

Property Portfolio, continued

(dollars in thousands)

Pacific Northwest		City	State	Date Acquired	Owned GLA	% Leased	ABR [1]	Major Tenants
Seattle metro area								
Meridian Valley Plaza	*	Kent	WA	02/01/10	51,597	93.0%	$ 565	Kroger (QFC) Supermarket
The Market at Lake Stevens	*	Lake Stevens	WA	03/11/10	74,130	98.3%	1,407	Haggen Supermarket
Canyon Park Shopping Center	*	Bothell	WA	07/29/11	123,449	100.0%	2,315	PCC Natural Markets, Rite Aid Pharmacy, Petco
Hawks Prairie Shopping Center	*	Lacey	WA	09/09/11	154,781	94.5%	1,634	Safeway Supermarket, Dollar Tree, Big Lots
The Kress Building	*	Seattle	WA	09/30/11	74,616	100.0%	1,802	IGA Supermarket, TJMaxx
Gateway Shopping Center	*	Marysville	WA	02/16/12	106,104	87.3%	2,293	WinCo Foods [2], Rite Aid Pharmacy, Ross Dress For Less
Aurora Square	*	Shoreline	WA	05/02/12	38,030	100.0%	333	Central Supermarket
Canyon Crossing	*	Puyallup	WA	04/15/13	120,508	94.3%	2,449	Safeway Supermarket
Crossroads Shopping Center	*	Bellevue	WA	2010/2013	463,846	100.0%	9,600	Kroger (QFC) Supermarket, Bed Bath & Beyond, Sports Authority
Aurora Square II	*	Shoreline	WA	05/22/14	65,680	100.0%	1,059	Marshall's, Pier 1 Imports
Stemco Shopping Center		Bellevue	WA	12/10/15	113,758	100.0%	2,314	Asian Food Center
Four Corner Square		Maple Valley	WA	12/21/15	119,560	98.4%	2,465	Grocery Outlet Supermarket, Walgreens, Johnsons Home & Garden
Seattle metro area total					**1,506,059**	**97.6%**	**$ 28,236**	
Portland metro area								
Vancouver Market Center	*	Vancouver	WA	06/17/10	118,385	79.2%	$ 1,073	Skyzone
Happy Valley Town Center	*	Happy Valley	OR	07/14/10	138,662	100.0%	3,332	New Seasons Supermarket
Wilsonville Old Town Square	*	Wilsonville	OR	2010/2012	49,937	100.0%	1,681	Kroger (Fred Meyer) Supermarket [2]
Cascade Summit Town Square	*	West Linn	OR	08/20/10	94,934	100.0%	1,583	Safeway Supermarket
Heritage Market Center	*	Vancouver	WA	09/23/10	107,468	94.9%	1,571	Safeway Supermarket, Dollar Tree
Division Crossing	*	Portland	OR	12/22/10	103,561	100.0%	1,180	Rite Aid Pharmacy, Ross Dress For Less, Ace Hardware
Halsey Crossing	*	Gresham	OR	12/22/10	99,428	100.0%	924	Safeway Supermarket, Dollar Tree
Hillsboro Market Center	*	Hillsboro	OR	11/23/11	156,021	100.0%	2,384	Albertson's Supermarket, Dollar Tree, Marshall's
Robinwood Shopping Center	*	West Linn	OR	08/23/13	70,831	98.3%	938	Walmart Neighborhood Market
Tigard Marketplace	*	Tigard	OR	02/18/14	136,889	100.0%	1,926	H-Mart Supermarket, Bi-Mart Pharmacy
Wilsonville Town Center	*	Wilsonville	OR	12/11/14	167,829	95.8%	2,439	Thriftway Supermarket, Rite Aid Pharmacy, Dollar Tree
Tigard Promenade		Tigard	OR	07/28/15	88,043	95.5%	1,229	Safeway Supermarket
Sunnyside Village Square		Happy Valley	OR	07/28/15	84,870	100.0%	1,265	Haggen Supermarket, Ace Hardware
Johnson Creek Center		Happy Valley	OR	11/09/15	108,588	100.0%	2,170	Trader Joe's, Walgreens, Sportsman's Warehouse
Portland metro area total					**1,525,446**	**97.2%**	**$ 23,695**	
Pacific Northwest Totals					**3,031,505**	**97.4%**	**$ 51,931**	
TOTAL SHOPPING CENTERS					**8,826,772**	**97.2%**	**$ 163,345**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.

(2) These retailers own their own space and are not tenants of ROIC.

*Denotes properties in same center pool for 1Q 2016.

Same-Center Cash Net Operating Income Analysis

(unaudited, dollars in thousands)

	Three Months Ended			
	03/31/16	03/31/15	$ Change	% Change
Number of shopping centers included in same-center analysis [1]	61	61		
Same-center occupancy	97.1%	97.0%		0.1%
REVENUES:				
Base rents	$ 32,039	$ 30,351	$ 1,688	5.6%
Percentage rent	166	100	66	66.0%
Recoveries from tenants	10,257	9,434	823	8.7%
Other property income	146	192	(46)	(24.0%)
TOTAL REVENUES	42,608	40,077	2,531	6.3%
OPERATING EXPENSES:				
Property operating expenses	$ 6,399	$ 6,058	$ 341	5.6%
Bad debt expense	98	309	(211)	(68.3%)
Property taxes	4,696	4,504	192	4.3%
TOTAL OPERATING EXPENSES	11,193	10,871	322	3.0%
SAME-CENTER CASH NET OPERATING INCOME	$ 31,415	$ 29,206	$ 2,209	7.6%

SAME-CENTER CASH NET OPERATING INCOME RECONCILIATION

	03/31/16	03/31/15
Same-center cash net operating income	$ 31,415	$ 29,206
ADJUSTMENTS:		
Depreciation and amortization	(20,933)	(17,634)
General and administrative expenses	(3,319)	(2,641)
Acquisition transaction costs	(136)	(171)
Other expense	(154)	(149)
Property revenues and expenses [2]	5,082	3,189
Non same-center cash NOI	6,444	1,070
GAAP OPERATING INCOME	$ 18,399	$ 12,870

(1) Same centers are those properties which were owned for the entirety of the current and comparable prior year period.

(2) Includes straight-line rents, amortization of above and below-market lease intangibles, anchor lease termination fees net of contractual amounts, and expense and recovery adjustments related to prior periods.

ROIC

Top Ten Tenants

(dollars in thousands)

Tenant	Number of Leases	Leased GLA	Percent of Total Leased GLA	ABR	Percent of Total ABR
1 Albertson's / Safeway Supermarkets	16 (1)	815,077	9.5%	$ 9,008	5.5%
2 Kroger Supermarkets	8	334,638	3.9%	4,543	2.8%
3 Rite Aid Pharmacy	12	227,982	2.7%	3,066	1.9%
4 SaveMart Supermarkets	4	187,639	2.2%	2,723	1.7%
5 Marshall's / TJMaxx	6	178,645	2.1%	2,586	1.6%
6 Sprouts Markets	4	159,163	1.9%	2,544	1.6%
7 JP Morgan Chase	18	81,943	1.0%	2,423	1.5%
8 H-Mart Supermarkets	3	147,040	1.7%	2,383	1.5%
9 Ross Dress For Less / dd's Discounts	6	160,153	1.9%	2,058	1.3%
10 CVS Pharmacy	7	124,865	1.5%	1,800	1.1%
Top 10 Tenants Total	84	2,417,145	28.4%	$ 33,134	20.5%
Other Tenants	1,594	6,157,875	71.6%	130,211	79.5%
Total Portfolio	1,678	8,575,020	100.0%	$ 163,345	100.0%

(1) The 16 leases are comprised of 12 Safeway leases and 4 Albertson's leases.

ROIC

Lease Expiration Schedule

(dollars in thousands)

Anchor Tenants [1]

	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2016	2	112,057	1.3%	$ 560	0.3%	$ 5.00
2017	9	255,058	3.0%	2,657	1.6%	10.42
2018	18	527,083	6.1%	8,331	5.1%	15.81
2019	14	430,453	5.0%	6,788	4.2%	15.77
2020	14	498,856	5.8%	5,381	3.3%	10.79
2021	12	403,532	4.7%	4,566	2.8%	11.32
2022	10	309,305	3.6%	4,202	2.6%	13.58
2023	13	493,278	5.8%	7,748	4.7%	15.71
2024	5	246,034	2.9%	3,092	1.9%	12.57
2025	10	349,291	4.1%	4,949	3.0%	14.17
2026+	25	1,125,528	13.1%	15,344	9.4%	13.63
	132	4,750,475	55.4%	$ 63,618	38.9%	$ 13.39

Non-Anchor Tenants

	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2016	175	306,005	3.6%	$ 8,383	5.1%	$ 27.39
2017	294	634,323	7.4%	16,580	10.2%	26.14
2018	245	523,700	6.1%	14,718	9.0%	28.10
2019	218	514,157	6.0%	12,846	7.9%	24.98
2020	212	512,098	6.0%	13,485	8.3%	26.33
2021	150	391,100	4.6%	10,026	6.1%	25.63
2022	57	200,011	2.3%	5,200	3.2%	26.00
2023	34	111,079	1.3%	2,792	1.7%	25.14
2024	51	160,181	1.9%	4,102	2.5%	25.61
2025	43	156,357	1.8%	3,823	2.3%	24.45
2026+	67	315,534	3.6%	7,772	4.8%	24.63
	1,546	3,824,545	44.6%	$ 99,727	61.1%	$ 26.08

All Tenants

	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2016	177	418,062	4.9%	$ 8,943	5.4%	$ 21.39
2017	303	889,381	10.4%	19,237	11.8%	21.63
2018	263	1,050,783	12.2%	23,049	14.1%	21.94
2019	232	944,610	11.0%	19,634	12.1%	20.78
2020	226	1,010,954	11.8%	18,866	11.6%	18.66
2021	162	794,632	9.3%	14,592	8.9%	18.36
2022	67	509,316	5.9%	9,402	5.8%	18.46
2023	47	604,357	7.1%	10,540	6.4%	17.44
2024	56	406,215	4.8%	7,194	4.4%	17.71
2025	53	505,648	5.9%	8,772	5.3%	17.35
2026+	92	1,441,062	16.7%	23,116	14.2%	16.04
	1,678	8,575,020	100.0%	$ 163,345	100.0%	$ 19.05

(1) Anchor tenants are leases equal to or greater than 15,000 square feet.
(2) Does not assume exercise of renewal options.

ROIC

Leasing Summary

	For the Three Months Ended March 31, 2016		
New Leases	Non-Anchor	Anchor	Total
Number of Leases	29	3	32
Gross Leasable Area (sq. ft.)	48,873	62,996	111,869
Initial Base Rent ($/sq. ft.) (1)	$ 24.94	$ 17.37	$ 20.68
Tenant Improvements ($/sq. ft.)	$ 12.72	$ 21.14	$ 17.46
Leasing Commissions ($/sq. ft.)	$ 1.16	$ 1.64	$ 1.43
Weighted Average Lease Term (Yrs.) (2)	5.7	11.2	8.8
Renewals	Non-Anchor	Anchor	Total
Number of Leases	67	2	69
Gross Leasable Area (sq. ft.)	140,832	45,262	186,094
Initial Base Rent ($/sq. ft.) (1)	$ 30.49	$ 21.02	$ 28.19
Tenant Improvements ($/sq. ft.)	$ 1.21	$ -	$ 0.91
Leasing Commissions ($/sq. ft.)	$ -	$ -	$ -
Weighted Average Lease Term (Yrs.) (2)	4.7	4.1	4.6
Total	Non-Anchor	Anchor	Total
Number of Leases	96	5	101
Gross Leasable Area (sq. ft.)	189,705	108,258	297,963
Initial Base Rent ($/sq. ft.) (1)	$ 29.06	$ 18.90	$ 25.37
Tenant Improvements ($/sq. ft.)	$ 4.17	$ 12.30	$ 7.13
Leasing Commissions ($/sq. ft.)	$ 0.30	$ 0.95	$ 0.54
Weighted Average Lease Term (Yrs.) (2)	5.0	8.2	6.2

(1) Initial Base Rent is on a cash basis and is the initial contractual monthly rent, annualized.
(2) Does not assume exercise of renewal options.

ROIC

Same-Space Comparative Leasing Summary

For the Three Months Ended March 31, 2016

New Leases	Non-Anchor	Anchor	Total
Comparative # of Leases	18	3	21
Comparative GLA (sq. ft.) (1)	32,054	62,996	95,050
Prior Base Rent ($/sq. ft.) (2)	$ 23.68	$ 14.47	$ 17.58
Initial Base Rent ($/sq. ft.)	$ 26.00	$ 17.37	$ 20.28
Percentage Change in Base Rents	9.8%	20.0%	15.4%
Tenant Improvements ($/sq. ft.)	$ 8.67	$ 21.14	$ 16.94
Leasing Commissions ($/sq. ft.)	$ 1.14	$ 1.64	$ 1.47
Weighted Average Lease Term (Yrs.) (3)	5.8	11.2	9.4

Renewals	Non-Anchor	Anchor	Total
Comparative # of Leases	67	2	69
Comparative GLA (sq. ft.)	140,832	45,262	186,094
Prior Base Rent ($/sq. ft.) (2)	$ 26.71	$ 20.56	$ 25.21
Initial Base Rent ($/sq. ft.)	$ 30.49	$ 21.02	$ 28.19
Percentage Change in Base Rents	14.2%	2.3%	11.8%
Tenant Improvements ($/sq. ft.)	$ 1.21	$ -	$ 0.91
Leasing Commissions ($/sq. ft.)	$ -	$ -	$ -
Weighted Average Lease Term (Yrs.) (3)	4.7	4.1	4.6

Total	Non-Anchor	Anchor	Total
Comparative # of Leases	85	5	90
Comparative GLA (sq. ft.) (1)	172,886	108,258	281,144
Prior Base Rent ($/sq. ft.) (2)	$ 26.15	$ 17.02	$ 22.63
Initial Base Rent ($/sq. ft.)	$ 29.66	$ 18.90	$ 25.51
Percentage Change in Base Rents	13.4%	11.1%	12.7%
Tenant Improvements ($/sq. ft.)	$ 2.59	$ 12.30	$ 6.33
Leasing Commissions ($/sq. ft.)	$ 0.21	$ 0.95	$ 0.50
Weighted Average Lease Term (Yrs.) (3)	4.9	8.2	6.2

(1) Comparative GLA includes spaces that were vacant for less than 12 months, excluding spaces that were not leased at the time of acquisition.
(2) Prior Base Rent is on a cash basis and is the final monthly rent paid, annualized, for the prior tenant or the prior lease that was renewed.
(3) Does not assume exercise of renewal options.

Investor Information

Retail Opportunity Investments Corp.	**Investor Relations:**	**Transfer Agent:**
www.roireit.net	Ashley Bulot	Constance Adams
NASDAQ: ROIC	abulot@roireit.net	ComputerShare
8905 Towne Centre Drive, Suite 108	858.255.4913	constance.adams@computershare.com

Equity Research Coverage

Baird Equity Research	RJ Milligan	813.273.8252
Bank of America Merrill Lynch	Craig Schmidt	646.855.3640
Bank of Montreal	Paul Adornato	212.885.4170
Canaccord Genuity	Paul Morgan	415.325.4187
Capital One Securities, Inc.	Chris Lucas	571.633.8151
Citi	Michael Bilerman	212.816.1383
	Christy McElroy	212.816.6981
D.A. Davidson & Co.	James O. Lykins	503.603.3041
FBR & Co.	Bryan Maher	646.885.5423
Green Street	Jason White	949.640.8780
	Jay Carlington	949.640.8780
J.P. Morgan	Michael W. Mueller	212.622.6689
KeyBanc Capital Markets	Todd Thomas	917.368.2286
Raymond James	Paul Puryear	727.567.2253
	Collin Mings	727.567.2585
Wells Fargo	Jeff Donnelly	617.603.4262

Fixed Income Research Coverage

J.P. Morgan	Mark Streeter	212.834.5086

Ratings Agency Coverage

Moody's Investors Service	Merrie Frankel	212.553.3652
Standard & Poor's Rating Services	Michael Souers	212.438.2508